EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Amendment No. 2 to the Annual Report on Form 10-KSB/A (the “Report”) of Silicon Mountain Holdings, Inc. (the “Company”) for the fiscal year ended December 31, 2007, each of the undersigned Rudolph (Tré) A. Cates III, the Chief Executive Officer of the Company, and Dennis Clark, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigneds’ knowledge and belief:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 24, 2008	/s/ Rudolph (Tré) A. Cates III
Rudolph (Tré) A. Cates III
Chief Executive Officer

Dated: October 24, 2008	/s/ Dennis Clark
Dennis Clark
Chief Financial Officer